================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2008

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                     0-10783            75-1590407
--------------------------------------------------------------------------------
    (State or other jurisdiction          (Commission          (IRS Employer
          of incorporation)               File Number)       Identification No.)


                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On February 1, 2008, the Board of Directors of BSD Medical Corporation ("BSD") elected Timothy C. McQuay as a director of BSD. Mr. McQuay will receive the standard compensation that each non-employee director of BSD receives, including participating in the 1998 Director Stock Plan, which compensation is described in BSD's proxy statement relating to its 2008 annual meeting. Board committee assignments for Mr. McQuay will be determined at a later date. There is no arrangement or understanding pursuant to which Mr. McQuay was selected as a director, and there are no related party transactions between BSD and Mr. McQuay that are reportable under Item 404(a) of Regulation S-K. A copy of the press release announcing Mr. McQuay's election is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits.

         99.1   Press Release of BSD Medical Corporation dated February 4, 2008.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2008

                                      BSD MEDICAL CORPORATION

                                      By:   /s/ Hyrum A. Mead
                                       -------------------------------
                                      Name: Hyrum A. Mead

                                      Title: President and Chief Executive
                                             Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release of BSD Medical Corporation dated February 4, 2008

--------------------------------------------------------------------------------